Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The domestic and foreign components of loss before income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2025	2024
Domestic	$(43,069)	$(56,258)
Foreign	848	816
Loss before income taxes	$(42,221)	$(55,442)
The components of the provision for income taxes are as follows (in thousands):

	Year Ended December 31,
	2025	2024
Current
Federal	$—	$—
State	71	62
Foreign	609	280
Total current	680	342
Deferred
Federal	60	(21)
State	3	11
Foreign	—	—
Total deferred	63	(10)
Provision for income taxes	$743	$332
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Significant components of the Company’s deferred tax liabilities and assets are as follows (in thousands):

	Year Ended December 31,
	2025	2024
Deferred tax assets
Net operating loss carryforwards	$65,720	$43,225
Capitalized research and development costs	5,237	22,066
Deferred expenses	4,214	3,405
Lease liability	1,734	2,331
Stock compensation	1,044	1,216
Depreciation and amortization	3,926	4,077
Total deferred tax assets	$81,875	$76,320
Deferred tax liabilities
Capitalized software development	$(1,536)	$(1,514)
Right-of-use asset	(1,549)	(2,139)
Subsidiary outside basis difference	(116)	(73)
Total deferred tax liabilities	(3,201)	(3,726)
Net deferred tax asset before valuation allowance	78,674	72,594
Less: valuation allowance	(78,866)	(72,721)
Net deferred tax asset (liability)	$(192)	$(127)
The Company has established a valuation allowance due to uncertainties regarding the realization of deferred tax assets based on the Company’s lack of earnings history. During the year ended December 31, 2025, the valuation allowance increased by approximately $6.1 million due to continuing operations.
As of December 31, 2025 and 2024, the Company had federal net operating loss carryforwards of approximately $258.8 million and $164.2 million, respectively, and state net operating loss carryforwards of approximately $188.9 million and $143.2 million, respectively, that will begin to expire in 2033, if not utilized prior to that time. Approximately $227.7 million of the U.S. federal net operating losses arose in tax years beginning after December 31, 2017 and have an indefinite carryforward period. Utilization of the net operating loss carryforwards may be subject to substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986. The annual limitation may result in the expiration of net operating losses and tax credit carryforwards before utilization.
The Company’s provision for income taxes attributable to continuing operations differs from the expected tax expense amount computed by applying the statutory federal income tax rate of 21% to loss before income taxes due to the following (in thousands, except for percentages):

	Year Ended December 31,
	2025		2024
	Amount	Percentage	Amount	Percentage
Income tax at U.S. statutory rate	$(8,866)	21.0%	$(11,643)	21.0%
Effect of:
State taxes, net of federal benefits	375	(0.9)	(2,109)	3.8
Foreign Tax Effects	263	(0.6)	90	(0.2)
Changes in Tax Laws or Rates	—	—	—	—
Effect of Cross-Border Tax Laws	316	(0.7)	116	(0.2)
Tax credits	—	—	—	—
Change in valuation allowance	6,036	(14.3)	11,314	(20.4)
Nontaxable or Nondeductible Items
Stock-based compensation	1,965	(4.7)	1,972	(3.6)
Officer's Compensation	519	(1.2)	264	(0.5)
Other	21	—	415	(0.7)
Other adjustments	114	(0.3)	(87)	0.2
Income tax provision effective rate	$743	(1.7)%	$332	(0.6)%
The majority of the effect of state income taxes is attributable to income taxes imposed by the State of Texas.
The Company files income tax returns in the U.S. federal jurisdiction, various state jurisdictions, the United Kingdom, Canada, and India. The Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2022. Operating losses generated remain open to adjustment until the statute of limitations closes for the tax year in which the operating losses are utilized. The Company is not currently under examination by any tax jurisdiction, but tax years 2022 through 2025 remain open to examination.
The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities. As of December 31, 2025 and 2024, the Company has recorded no unrecognized tax benefits.
The Company’s practice is to recognize interest and penalties related to unrecognized tax benefits outside of income tax expense. During the years ended December 31, 2025 and 2024, the Company did not recognize any interest or penalties related to unrecognized tax benefits.
A U.S. shareholder is subject to tax on Global Intangible Low-Taxed Income, or GILTI, earned by certain foreign subsidiaries. Under GAAP, an entity can make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense. The Company has previously elected to account for GILTI as a period cost in the year the tax is incurred.
As required by the 2017 Tax Cuts and Jobs Act, effective January 1, 2022, the Company’s software development expenditures were capitalized and amortized for income tax purposes. As amended by the One Big Beautiful Act, the Company continues to capitalize and amortize foreign software development expenditures and fully expenses U.S. incurred costs. Any prior year incurred U.S. costs were fully amortized in 2025.
Income taxes paid, net of refunds received, are as follows (in thousands):

	Year Ended December 31,
	2025	2024
Federal	$—	$—
State - Texas	66	49
Foreign
Canada	—	—
India	425	315
UK	139	172
Total cash paid	$630	$536